Security Income Fund

One Security Benefit Place

Topeka, Kansas 66636-0001

Supplement Dated April 3, 2012 to Prospectus Dated April 29, 2011

The following information supplements and amends the information in the Prospectus regarding Rydex | SGI U.S. Intermediate Bond Fund and Rydex | SGI High Yield Fund (each a “Fund” and collectively the “Funds”):

The Board of Directors (the “Board”) has approved a change to the frequency of dividend declarations for the Funds. Currently, it is the policy of the Funds to declare and pay dividends monthly. Effective on or about May 1, 2012, the Funds will change the frequency of dividend declarations from a monthly declaration to a daily declaration. However, the Funds will continue to make dividend payments on a monthly basis.

Therefore, on or about May 1, 2012 the Funds’ Prospectus will be amended as follows:

Under the “Dividend and Taxes” section on page 29 of the Prospectus, the following paragraph will replace the first paragraph in its entirety:

The Funds declare dividends from their investment income daily. Each Fund pays its shareholders dividends from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Your dividends and distributions will be reinvested in the Fund, unless you instruct the Investment Manager otherwise. There are no fees or sales charges on reinvestments. Please see “Uncashed Check Policy” above for more information concerning uncashed dividend and distribution checks.

Please Retain This Supplement for Future Reference